UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	March 11, 2013

Delta Apparel, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Georgia
(State or Other Jurisdiction of Incorporation)

1-15583		58-2508794
(Commission File Number)		(IRS Employer Identification No.)

322 South Main Street, Greenville, South Carolina		29601
(Address of principal executive offices)		(Zip Code)

(864) 232-5200
(Registrant's Telephone Number Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On March 11, 2013, Delta Apparel, Inc. (the “Company”), Parkdale Mills, Inc., a North Carolina corporation, and Parkdale America, LLC, a North Carolina limited liability company (collectively, “Parkdale”) entered into a Third Amendment to Yarn Supply Agreement (the “Third Amendment”). The Third Amendment amended the terms of the Yarn Supply Agreement dated as of January 5, 2005, between the Company and Parkdale (the “Yarn Supply Agreement”), which was previously amended by the First Amendment to Yarn Supply Agreement dated as of June 26, 2009 (the “First Amendment”), and the Second Amendment to Yarn Supply Agreement dated as of October 21, 2011 (the “Second Amendment”). Pursuant to the Yarn Supply Agreement, as amended, the Company purchases from Parkdale all yarn required by the Company and its wholly owned subsidiaries for use in its manufacturing operations (excluding yarns that Parkdale did not manufacture as of the date of the Yarn Supply Agreement in the ordinary course of its business or due to temporary Parkdale capacity restraints).

Pursuant to the Third Amendment, the term of the Yarn Supply Agreement was extended until December 31, 2015. In addition, certain waste factors and conversion prices used to calculate the price of yarn purchased pursuant to the Yarn Supply Agreement were amended, with the new waste factors and pricing effective May 1, 2013.
The foregoing description of the Third Amendment is not complete and is qualified in its entirety by the actual provisions of the Third Amendment, a copy of which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.
The Yarn Supply Agreement was filed as Exhibit 10.29 to the Company's Form 10-Q filed on February 9, 2005, the First Amendment was filed as Exhibit 10.7.1 to the Company's Form 10-K filed on August 28, 2009, and the Second Amendment was filed as Exhibit 10.1 to the Company's Form 8-K filed on October 25, 2011. The Yarn Supply Agreement, the First Amendment, and the Second Amendment are incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit Number	Description

10.1	Third Amendment to Yarn Supply Agreement dated March 11, 2013, between Delta Apparel, Inc.and Parkdale Mills, Inc., and Parkdale America, LLC.*
* Portions of this agreement have been omitted pursuant to a request for confidential treatment and have been filed separately with the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA APPAREL, INC.

Date:	March 13, 2013	/s/ Justin M. Grow
Justin M. Grow
General Counsel & Corporate Secretary